Exhibit 32.2

Certification pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2001.

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In connection with the Quarterly  Report of AmeriChip International, Inc.(the "Company") on Form  10-QSB for the  period  ended  August 31, 20076, as filed with the Securities and Exchange  Commission on the date hereof (the "Report"),  I, Thomas P Schwanitz,  Principal Accounting Officer of the Company,  certify,  pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  October 18, 2007
/s/ Thomas P Schwanitz
Thomas P Schwanitz
   Principal Financial and Accounting Officer